CMG CORPORATE BOND FUND


            Supplement to Current Prospectus dated February 27, 2004


Mark E. Newlin and Todd J. Mick will co-manage the CMG Corporate Bond Fund.

The description of the Portfolio Managers for the CMG Corporate Bond Fund in the table on page 50 of the Prospectus is revised as follows:

Mark E. Newlin, CFA, and Todd J. Mick, are co-managers of the Fund and have co-managed it since May 2004. Mr. Newlin, a Senior Vice President of the Advisor and a Senior Portfolio Manager for the core fixed income strategy joined the Advisor in 2003. Prior to that time, Mr. Newlin was Director of Fixed Income at Harris Investment Management. Mr. Newlin earned his B.A. degree from Earlham College in 1980 and his M.B.A. degree from Harvard University in 1984. Todd J. Mick, a Fixed Income Trader and Vice President of the Advisor, is responsible for investment grade and high yield corporate bond trading. He joined the Advisor in 2000. From 1993 to 2000, he was an Investment Officer with The Northern Trust Company. Mr. Mick earned his B.S. degree in economics from Iowa State University in 1993.




CO4/077                                                    May 14, 2004